UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report January 22, 2015 (Date of earliest event reported) January 20, 2015

CLEARTRONIC, INC.
(Exact name of registrant as specified in its charter)

333-135585 (Commission File Number)	65-0958798 (IRS Employer Identification No.)
8000 North Federal Highway, Boca Raton, Florida (principal executive offices)	33487 (Zip Code)

Registrant's telephone number, including area code: 561-939-3300

________________________________________________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 20, 2015 the Board of Directors appointed Mr. Richard Lackey and Mr. Marc Moore to serve on the Board as independent directors.  It has not been determined which, if any, board committees Mr. Lackey and Mr. Moore will serve.  There are no arrangements or understanding between either Mr. Lackey or Mr. Moore and any other person pursuant to which he was selected as a director.  The Company is not aware of any transaction in which Mr. Lackey or Mr. Moore has an interest requiring disclosure under Item 404(a) of Regulation S-K.

A copy of our Press Release dated January 20, 2015 announcing the appointment of Messrs. Lackey and Moore is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a) the following Exhibit is being filed with this Current Report on Form 8-K:

Exhibit No.

Description

Ex-99.1

Cleartronic, Inc. Press Release, dated January 20, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CLEARTRONIC, INC.

Date: January 22, 2015

By: /s/ Larry Reid

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Larry Reid

Chef Executive Officer